UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2014

PERVASIP CORP.

(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

430 North Street

White Plains, NY 10605

 (Address of principal executive offices)

(914) 750-9339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 11, 2014 Pervasip Corp. (the “Company”) signed a securities purchase agreement with Flux Carbon Starter Fund LLC (“Flux”) for the sale of a convertible promissory note (the “Note”) in the principal amount of $140,000.

The Note, which is due on December 31, 2015, bears interest at the rate of 6% per annum. All principal and accrued interest on the Note is convertible into shares of the Company's common stock at the election of Flux, at a conversion price equal to $0.002 per share. If the Company desires to exercise its right to prepay any portion of the Note before it matures or is converted into shares of the Company’s common stock, the Company may deliver a prepayment notice to Flux, three days before a prepayment is made. The prepayment amount shall equal 130% multiplied by the amount of the outstanding balance paid by the Company.

Flux agreed to restrict its ability to convert the Note and receive shares of the Company if the number of shares of common stock beneficially held by Flux and its affiliates in the aggregate after such conversion exceeds 9.99% of the then outstanding shares of common stock.

For all the terms and conditions of the securities purchase agreement and Note described above, reference is hereby made to such agreement and Note annexed hereto as Exhibit 10.1 and Exhibit 4.1, respectively. All statements made herein concerning the foregoing agreement and Note are qualified by reference to said exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The aforementioned sale of securities, were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of our securities pursuant to Section 4(2) of the Act on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and Flux represented to us that it was an “accredited investor,” as defined in the Act.

Item 9.01  Financial Statements and Exhibits.

Exhibits

4.1 10.1

Convertible Promissory Note dated May 11, 2015 in the original principal amount of $140,000 payable to Flux Carbon Starter Fund LLC.

Securities Purchase Agreement dated May 11, 2015 by and between Pervasip Corp. and Flux Carbon Starter Fund LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: May 11, 2015	By:	/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer